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                                                                 Exhibit (10)(e)





                              IRT PROPERTY COMPANY
                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS





                               December 22, 1995
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                                   ARTICLE I

                                NAME AND PURPOSE

         The name of this plan is the IRT Property Company Deferred Compensation Plan for Outside Directors. Its purpose is to permit Non-Employee Directors of IRT Property Company to defer the receipt of Directors' Retainer Fees and Meeting Fees as hereinafter set forth.

                                   ARTICLE II

                                  DEFINITIONS

         The following definitions apply to this Plan and to the Election
Forms:

         2.1 "Account" means the records maintained by the Plan Administrator to determine each Participant's interest under the Plan. Such Account may be reflected as an entry in the Company's records, or as a separate account under a trust, or as a combination of both.

         2.2 "Beneficiary" means the person or persons last designated by the Participant on an Election Form to receive the amount in the Participant's account in the event of such Participant's death; or if no designation shall be in effect at the time of the Participant's death or all designated Beneficiaries shall have predeceased the Participant, then the Beneficiary shall be the personal representative of the Participant's estate.

         2.3 "Board" or "Board of Directors" means the Board of Directors of IRT Property Company.

         2.4     "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" means the Executive Committee or Audit Committee of the Board, or any other committee appointed by the Board to carry out any of the functions or duties of the Board.

         2.6 "Company" means IRT Property Company, or its successor or successors.

         2.7 "Director" means any duly elected and qualified member of the Board.

         2.8 "Director's Compensation" means the (i) monthly Retainer Fees payable to all Non-Employee Directors of the Company for their service as Directors, (ii) Meeting Fees payable to Non-Employee Directors for their attendance at Board meetings, and (iii) Meeting Fees payable to all Non-Employee Directors of the Company for their attendance at Committee meetings.
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         2.9     "Election Form" means the form attached hereto as Appendix A or such other form prescribed by the Plan Administrator on which a Participant may specify the amount of his or her Director's Compensation that is to be deferred pursuant to the provisions of Article III hereof, designate his or her Beneficiary, and elect the time of the payment of his or her Account pursuant to the provisions of Article IV hereof.

         2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.11    "Fiscal Year" means the calendar year.

         2.12 "Meeting Fees" means the portion of a Director's Compensation that is based upon his or her attendance at Board meetings or Committee meetings, according to the Company's established rules and procedures for compensating Directors.

         2.13 "Non-Employee Director" means a Director who is not also an employee of the Company.

         2.14 "Participant" means a Non-Employee Director, all or a portion of whose Director's Compensation for any Plan Year has been deferred pursuant to the Plan and whose interest in the Plan has not been wholly distributed.

         2.15 "Plan" means the IRT Property Company Deferred Compensation Plan for Outside Directors.

         2.16 "Plan Administrator" means the Executive Committee of the Board or any other Committee or individual appointed by them to administer the Plan.

         2.17    "Plan Year" means a calendar year.

         2.18 "Retainer Fee" means that portion of a Director's Compensation that is fixed and paid without regard to his or her attendance at meetings.





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                                  ARTICLE III

                                 PARTICIPATION

         3.1 Eligibility to Participate. Only Non-Employee Directors are eligible to participate in the Plan. A Non-Employee Director shall be eligible to participate in the Plan effective as of the date he or she becomes a Director.

         3.2 Deferral Election. Each Non-Employee Director may elect on an Election Form provided by the Plan Administrator to have all of his or her Retainer Fee or all of his or her Meeting Fees, or both, to be received by him or her for a Plan Year deferred in accordance with the terms and conditions of the Plan. A Non-Employee Director desiring to exercise such deferral election shall, prior to the beginning of each such Plan Year (or within thirty [30] days after his or her initial eligibility to participate), complete and file with the Plan Administrator an Election Form indicating Director's Compensation for such Plan Year that he or she elects to have deferred. If a Director fails to file a properly completed and duly executed Election Form with the Plan Administrator within the prescribed time, he or she will be deemed to have elected not to defer any Director's Compensation under the Plan for the Plan Year in question. An Election Form may not be revoked after the Plan Year begins. However, an Election Form may be revoked prior to the beginning of a Plan Year and upon any such revocation the Director giving same shall be treated as if no Election Form was filed.

         A participating Non-Employee Director shall designate on the Election Form (or on a separate form provided by the Plan Administrator) a Beneficiary or Beneficiaries.





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                                   ARTICLE IV

                            INTEREST OF PARTICIPANTS

         4.1 Accounting for Participants' Interests. A Participant's Account shall be credited with the Director's deferral of Director's Compensation as provided in this Section 4.1. In the case of monthly Retainer Fees, such Fees shall be credited as of the first day of each month. Board Meeting Fees and Committee Meeting Fees shall be credited to the Participant's Account as of the first day of the calendar month following such meeting if the Participant attended such meeting.

                 Accounts shall bear interest computed and credited as follows:
(i) the interest rate per annum shall be the 13-week Treasury Bill rate established at the last weekly auction held during the month for which such interest is credited; and (ii) interest shall be credited as of the last day of each month and shall be computed for such month on the amount that was in the Account on the first day of such month.

         4.2 Vesting of a Participant's Account. A Participant's interest in the amount credited to his or her Account shall at all times be 100% vested and nonforfeitable.

         4.3 Distribution of a Participant's Account. Subject to Article VII, a Participant's Account shall be distributed as provided in this Section
4.3.  A Participant's Account shall continue to be credited with earnings under
Section 4.1 until the Account is fully distributed.

                          (a)     Election of Time and Form of Payment.  At the
time the Participant elects to defer all or a portion of his or her Director's Compensation, he or she shall complete a form indicating the time and method of payment of his or her Account. The Participant may change the time or method of payment elected as long as such change is made at least twelve (12) months prior the date payment is scheduled to commence.

                          (b)     Termination of Service as Director.  In the
event the Participant's service as a Director is terminated, payment of his or her Account shall be made in a lump sum as soon as administratively practicable.

                          (c)     Death of Participant.  In the event of the
death of a Participant, distribution of the balance credited to a Participant's Account as of the date of his or her death shall be made to his or her Beneficiary as soon as practicable following his or her death, in a lump sum.





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         4.4     Hardship.  A Participant who is suffering an unforeseen and severe financial hardship as a result of (i) an illness or accident of the Participant or his or her immediate family, (ii) loss of Participant's property due to casualty, or (iii) for such other reasons as the Plan Administrator may establish, may file a written request with the Plan Administrator for distribution of all or a portion of the amount credited to his or her Account up to the amount of the hardship need. The Plan Administrator shall have the sole discretion to determine whether to grant a Participant's hardship request and the amount to distribute to the Participant.

                                   ARTICLE V

                               PLAN ADMINISTRATOR

         5.1 Plan Administrator. The Plan Administrator shall be a committee composed of the Directors who are employees of the Company or the individual designated by such committee.

         5.2 Right and Duties. The Plan Administrator shall administer and manage the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the following:

                          (a)     To construe, interpret, and administer this
Plan;

                          (b)     To make allocations and determinations
required by this Plan, and to maintain records regarding Participants'
Accounts;

                          (c)     To compute and certify to the Company the
amount and kinds of benefits payable to Participants or their Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

                          (d)     To authorize all disbursements by the
Company pursuant to this Plan;

                          (e)     To maintain (or cause to be maintained) all
the necessary records of the administration of this Plan;

                          (f)     To make and publish such rules for the
regulation of this Plan as are not inconsistent with the terms hereof;

                          (g)     To delegate to other individuals or entities
from time to time the performance of any of its duties or responsibilities hereunder; and

                          (h)     To hire agents, accountants, actuaries,
consultants and legal counsel to assist in operating and administering the Plan.





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                          The Plan Administrator shall have the exclusive
discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount and manner of payment of such benefits, and its decisions on such matters shall be final and conclusive on all parties.

         5.3 Compensation, Indemnity and Liability. The Plan Administrator shall serve as such without bond and without compensation for services hereunder. All expenses of the Plan and the Plan Administrator shall be paid by the Company. The Company shall indemnify and hold harmless the Plan Administrator against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his or her performance of Plan Administrator duties, excepting only expenses and liabilities arising out of his or her own willful misconduct.

         5.4 Taxes. If the whole or any part of any Participant's Account shall become liable for the payment of any estate, inheritance, income, or other tax which the Company shall be required to pay or withhold, the Company shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the Account of the Participant whose interests hereunder are so liable. The Company shall provide notice of any such withholding. Prior to making any payment, the Company may require such releases or other documents from any lawful taxing authority as it shall deem necessary.





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                                   ARTICLE VI

                                CLAIMS PROCEDURE

         6.1 Claims for Benefits. If a Participant or Beneficiary (hereafter, "Claimant") does not receive timely payment of any benefits which he or she believes are due and payable under the Plan, he or she may make a claim for benefits to the Plan Administrator. The claim for benefits must be in writing and addressed to the Plan Administrator or to the Company. If the claim for benefits is denied, the Plan Administrator shall notify the Claimant in writing within 90 days after the Plan Administrator initially received the benefit claim. However, if special circumstances require an extension of time for processing the claim, the Plan Administrator shall furnish notice of the extension to the Claimant prior to the termination of the initial 90-day period and such extension shall not exceed one additional, consecutive 90-day period. Any notice of a denial of benefits shall advise the Claimant of the basis for the denial, any additional material or information necessary for the Claimant to perfect his claim, and the steps which the Claimant must take to have his claim for benefits reviewed.

         6.2 Appeals. Each Claimant whose claim for benefits has been denied may file a written request for a review of his claim by the Plan Administrator. The request for review must be filed by the Claimant within 60 days after he or she received the written notice denying his or her claim. The decision of the Plan Administrator will be made within 60 days after receipt of a request for review and shall be communicated in writing to the Claimant.
Such written notice shall set forth the basis for the Plan Administrator's decision. If there are special circumstances which require an extension of time for completing the review, the Plan Administrator's decision shall be rendered not later than 120 days after receipt of a request for review.





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                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

         7.1 Amendments. The Company (or its designee) shall have the right in its sole discretion to amend this Plan in any manner at any time; provided, however, that no such amendment shall reduce the Participant's vested interest in his or her Account under Section 4.2 at that time. Any amendment shall be in writing and executed by a duly authorized officer of the Company. All Participants shall be bound by such amendment.

         7.2 Termination of Plan. The Company expects to continue this Plan, but does not obligate itself to do so. The Company reserves the right to discontinue and terminate the Plan at any time, in whole or in part, for any reason (including a change, or an impending change, in the tax laws of the United States or any State). If the Plan is terminated, the Plan Administrator shall be notified of such action in a writing executed by a duly authorized officer of the Company, and the Plan shall be terminated at the time therein set forth. Termination of the Plan shall be binding on all Participants, but in no event may such termination reduce the amounts credited at that time to any Participant's Account. If this Plan is terminated, amounts theretofore credited to Participants' Accounts, including interest and earnings until the Account is paid to the Participant, shall be paid in a lump sum immediately.





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                                  ARTICLE VIII

                                 MISCELLANEOUS

         8.1. Benefits Unfunded. All amounts payable under this Plan to Participants shall be paid from the general assets of the Company, and nothing contained in this Plan shall require the Company to set aside or hold in trust any amounts or assets for the purposes of paying benefits to Participants.
This Plan shall create only a contractual obligation on the part of the Company and Participants shall have the status of general unsecured creditors of the Company under the Plan with respect to amounts of Director's Compensation they defer hereunder or any other obligation of the Company to pay benefits pursuant hereto. Any funds of the Company available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Company, and may be used for any purpose by the Company.

                 Notwithstanding the preceding paragraph, the Company may at any time transfer assets to a grantor trust for purposes of paying all or any part of its obligations under this Plan. However, to the extent provided in the trust only, such transferred amounts shall remain subject to the claims of general creditors of the Company only in accordance with the terms of such trust. To the extent that assets are held in a trust when a Participant's benefits under the Plan become payable, the Plan Administrator shall direct the trustee to make trust assets available to pay such benefits to the Participant. Any payments made to a Participant or Beneficiary from such trust shall relieve the Company from any further obligations under the Plan only to the extent of such payment.

         8.2 Other Plans. This Plan shall not affect the right of any Participant to participate in and receive benefits under and in accordance with the provisions of any other employee benefit plans or Directors' plan which are now or hereafter maintained by the Company, unless the terms of such other employee benefit plan or plans specifically provide otherwise.

         8.3 Receipt or Release. Any payment to a Participant in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Plan Administrator and the Company, and the Plan Administrator may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

         8.4 Governing Law. This Plan shall be construed, administered, and governed in all respects in accordance with applicable federal law and, to the extent not preempted by federal law, in accordance with the laws of the State of Georgia. If any provisions of this instrument shall be held by a court of competent jurisdiction





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to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

         8.5 Gender, Tense, and Headings. In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other. Headings and subheadings in this Plan are inserted for convenience of reference only and are not considered in the construction of the provisions hereof.

         8.6 Successors and Assigns; Nonalienation of Benefits. This Plan shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns; provided, however, that the amounts credited to the Account of a Participant shall not (except as provided in Section 5.5) be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to any benefits payable hereunder, including, without limitation, any assignment or alienation in connection with a separation, divorce, child support or similar arrangement, shall be null and void and not binding on the Plan or the Company. In addition to any obligations imposed by law upon any successor to the Company, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to substantially all of the business or assets of the Company to expressly agree to assume and perform this Agreement in the same manner that the Company would be required to perform it.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer effective as of December 22, 1995.

                                                     IRT PROPERTY COMPANY

                                                     By: /s/ Donald W. MacLeod
                                                         -----------------------
                                                         Donald W. MacLeod
                                                         Chairman





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                                   APPENDIX A




                              IRT PROPERTY COMPANY
                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS


                            ELECTION TO PARTICIPATE;
                          DESIGNATION OF BENEFICIARY;
                          ELECTION OF TIME OF PAYMENT



To the Plan Administrator:

         I hereby elect to participate in the IRT PROPERTY COMPANY DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS (the "Plan") pursuant to the terms and conditions of such Plan as contained in the Plan document adopted by IRT PROPERTY COMPANY ("Company"), all of which terms and conditions are incorporated herein by reference. I also make the following elections in Sections II and/or III hereof, which supersede any earlier elections I may have made concerning my Beneficiary (or Beneficiaries) or the time of payment of my Plan Account, as applicable.


I.       DIRECTOR COMPENSATION DEFERRAL ELECTION

         I hereby elect to defer the Director's Compensation indicated below
for the Plan Year (or my initial period of eligibility) commencing          ;

                                  Director's Retainer
                ---
                                  Committee Meeting Fees
                ---
                                  Board of Director Meeting Fees
                ---


II.      BENEFICIARY DESIGNATION

         I designate the following person(s) as Primary and Contigent Beneficiaries under the Plan:

PRIMARY BENEFICIARY:

--------------------           ---------------------     ----------------------
Name                           % Benefit                 Relationship


--------------------           ---------------------     ----------------------
Name                           % Benefit                 Relationship


--------------------           ---------------------     ----------------------
Name                           % Benefit                 Relationship

Contingent Beneficiary(s):     (will only receive benefits if none of the
                               Primary Beneficiary(ies) survives the
                               Participant)


--------------------           ---------------------     ----------------------
Name                           % Benefit                 Relationship


III.     TIME OF PAYMENT

         I understand that payment will be made as soon as practical following the termination of my status as a Director of the Company unless and earlier date is indicated below.

         I elect to defer the payment of my Plan Account until______________. (Provide date.)

         I also understand this election to defer payment until a later date will not be valid unless it is made at least tweleve (12) months prior to the date payment is otherwise scheduled.



IV.      SIGNATURE

         I retain the right, at any time, to change the Beneficiary designation in Section II or the election of the time of payment in Section III, by giving written notice of such changes to the Plan Administrator, subject to any advance notice requirements in the Plan. I hereby agree to be bound by all of the terms and conditions of the Plan, as it may be amended from time to time.

Dated:
      --------------------------
                                (Director's Signature)
--------------------------------

Print Name:
           ---------------------

Social Security Number:
                       ---------

Received by Company:
                    ------------             ---------------------
                    Signature                        Date